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                                                                    EXHIBIT 10.3

                            CERTIFICATE OF FORMATION

                                       OF

                  HARTMAN REIT OPERATING PARTNERSHIP II GP, LLC

        1. The name of the limited liability company is Hartman REIT Operating Partnership II GP, LLC.

        2. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, County of New Castle. The name of the limited liability company's registered agent for service of process in the State of Delaware at such address is The Corporation Trust Company.

        IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of Hartman REIT Operating Partnership II GP, LLC this 7th day of November 2002.

                                             /s/ Allen R. Hartman
                                             ------------------------
                                             Allen R. Hartman
                                             Authorized Person